UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2005

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)

          Bermuda                       001-16625                98-0231912
(State or other jurisdiction     Commission File Number       (I.R.S. Employer
     of incorporation)                                   Identification  Number)

             50 Main Street                                  10606
         White Plains, New York                            (Zip code)
(Address of principal executive offices)

                                 (914) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changes since last report)


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Item 1.01   Entry into a Material Definitive Agreement

            On May 20, 2005, Bunge Finance Europe B.V., a wholly owned subsidiary of the registrant, obtained an extension of the term of the Facility A revolving credit facility (the "Facility") under its existing $650,000,000 Multicurrency Revolving Facilities Agreement, as amended (the "Facilities Agreement") among Bunge Finance Europe B.V., as borrower, the Lenders party thereto, BNP Paribas, CCF and Societe Generale as Lead Arrangers and HSBC Bank plc as Agent. The amount of the Facility being extended is $455,000,000. Bunge Finance Europe B.V. previously cancelled the $195,000,000 Facility B revolving credit facility under the Facilities Agreement effective July 30, 2004. Subject to certain conditions stated in the Facilities Agreement (including the absence of any default or event of default and the accuracy of certain representations and warranties), the borrower may borrow, repay and reborrow amounts under the Facility at any time during the term of the Facilities Agreement.

            This is the second extension of the Facility under the Facilities Agreement, which allows for two extensions of 364 days each. As a result of the extension, the final maturity date of the Facility will now be May 24, 2006. The terms and conditions of the Facilities Agreement remain unchanged, including the guarantee of Bunge Finance Europe B.V.'s obligations under the Facilities Agreement by the registrant (see Exhibit 4.8 to the registrant's 2003 Annual Report on Form 20-F and Exhibit 10.3 to the registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004).

                  As of March 31, 2005, approximately $88.4 million was outstanding under the Facility. From time to time, certain of the Lenders under the Facilities Agreement provide financial services to the registrant and its subsidiaries, including customary commercial and investment banking services.

                  A copy of the extension letter is attached hereto as Exhibit
99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this
Item 1.01.


Item 9.01  Financial Statements and Exhibits

      (a) None

      (b) None

      (c) Exhibits

       Exhibit No.         Description
       -----------         -----------

            99.1           Extension Letter, dated May 20, 2005, from HSBC
                           Bank plc regarding the extension of the Multicurrency Revolving Facilities Agreement.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 24, 2005


                                            BUNGE LIMITED


                                            By:  /s/ CARLA L. HEISS
                                                ----------------------------
                                                Name:  Carla L. Heiss
                                                Title: Assistant General Counsel